UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2009
Streamline Health Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH		45242-4716

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (513) 794-7100
(Former name, former address, and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION
On January 6, 2009, Streamline Health, Inc. (the “Borrower”), a wholly owned subsidiary of Streamline Health Solutions, Inc. (the “Registrant”), entered into a revised revolving note with Fifth Third Bank, Cincinnati, OH. The terms of the loan remain the same as set forth in the revolving note entered into on July 31, 2008 except that the Borrowing Base limitation has been modified and is now set at “the lesser of 80% of the net amount of Borrower’s Eligible Accounts (less than 90 days) or 2 times trailing twelve month EBITDA of Streamline Health Solutions, Inc.” compared to the previous limitation of “the lesser of 80% of the net amount of Borrower’s Eligible Accounts (less than 90 days) or the Tangible Net Worth of Streamline Health Solutions, Inc.”
The loan continues to be guaranteed by the Registrant and is secured by a first lien on all of the assets of the Registrant and its subsidiary. In connection with the entering into of the revised revolving note, the Registrant also entered into a revised continuing guaranty agreement. The terms of the continuing guarantee agreement remain the same as set forth in the guarantee agreement entered into on July 31, 2008 except that the Registrant’s covenant to maintain a minimum Tangible Net Worth of at least $1,000,000 at all times after October 31, 2008 has been modified to provide that the Registrant must maintain a minimum Tangible Net Worth that increases on a periodic basis as follows:

Period	Min. Amount
10/31/08 through 01/30/09	$1,000,000.00
01/31/09 through 04/29/09	$1,500,000.00
04/30/09 through 07/30/09	$1,750,000.00
07/31/09 through 10/30/09	$2,000,000.00
10/31/09 through 01/30/10	$2,250,000.00
01/31/09 and thereafter	$2,500,000.00
Prior to entering into the revised continuing guarantee agreement, the Registrant and the Borrower had received a waiver from Fifth Third Bank as to the Registrant’s non-compliance with the minimum Tangible Net Worth requirement as of October 31, 2008.
The maximum principal amount under the terms of the revolving note is $2,000,000. The interest rate on amounts borrowed accrue at a variable rate from the Prime Rate less 1% to the Prime Rate plus 3%, based on the ratio of the funded indebtedness to the trailing twelve months EBITDA. The continuing guarantee agreement contains other covenants including a minimum Fixed Charge Coverage Ratio and maximum ratio of Funded Indebtedness to EBITDA. This loan facility expires on August 1, 2010.
The complete terms of the revised loan are set forth in the Revolving Note and Continuing Guarantee Agreement attached as Exhibits 10.1 and 10.2, respectively, which replace the previous Revolving Note and Continuing Guarantee Agreement entered into on July 31, 2008 with Fifth Third Bank. All defined terms used in this Form 8-K and not defined herein, have the meanings set forth in the Revolving Note and Continuing Guarantee Agreement, as applicable.

Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION

10.1	Revolving Note, effective as of January 6, 2009

10.2	Continuing Guarantee Agreement, effective as of January 6, 2009

Signatures
Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAMLINE HEALTH SOLUTIONS, INC.
Date: January 9, 2009	By:	/s/ Donald E. Vick, Jr.
Donald e. Vick, Jr.
Interim Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

Exhibit 10.1	Revolving Note, effective as of January 6, 2009

Exhibit 10.2	Continuing Guarantee Agreement, effective as of January 6, 2009

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